                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 25, 1996
                                                  --------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         OHIO                         O-27202                   34-1803229
- --------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
    OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

2307 EAST AURORA ROAD, SUITE ONE, TWINSBURG, OHIO   44087
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code                (216) 963-6680
                                                   ----------------------------

                                 NOT APPLICABLE
- --------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On March 25, 1996, a subsidiary of the Company acquired all of the issued and outstanding capital stock (the "Stock") and certain indebtedness (the "Indebtedness") of Spectro Electric, Inc. of Toronto, Ontario, a lighting products distributor, as well as security interests ("Security Interests") in the assets of Spectro Electric, Inc. The subsidiary acquired the Stock, the Indebtedness and the Security Interests from the Bank of Nova Scotia ("BNS"). The Stock had been pledged as security to BNS by the parent corporation of Spectro Electric, Inc. The cash purchase price for the Stock, Indebtedness and Security Interests was approximately U.S. $1,700,000. The amount of consideration for the Stock, Indebtedness and Security Interests was determined by arms length negotiation. The acquisition was financed using a portion of the proceeds of the Company's initial public offering. Under certain circumstances, the Company may issue up to $500,000 in market value of Company stock in connection with the acquisition.

                  Among other lighting product lines, Spectro Electric, Inc. is a distributor of the Company's products in Canada. The Company intends to continue the current business of Spectro Electric, Inc.

                  Certain information regarding this transaction was included in the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 1996.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.




ITEM 5.  OTHER EVENTS.




ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Business Acquired

             (1)  Spectro Electric Inc.

                  Report of Doane Raymond, Independent Auditors
                  Balance Sheet as of December 31, 1995
                  Statement of Operations and Deficit for the year December 31,
                    1995
                  Statement of Cash Flows for the year ended December 31, 1995 Notes to Financial Statements

             (2)  Spectro Electric Inc.

                  Balance Sheets (Unaudited) as of March 31, 1996 and 1995 Statements of Operations and Deficit (Unaudited) for three months ended March 31, 1996 and 1995
                  Statements of Cash Flows (Unaudited) for three months ended
                    March 31, 1996 and 1995
                  Notes to Financial Statements (Unaudited)

        (b)  Pro Forma Financial Information

             (1)  Pro Forma Condensed Combined Financial Statements of Advanced
                    Lighting Technologies, Inc. and Spectro Electric Inc.
                          (Unaudited)

                  Pro Forma Condensed Combined Statements of Operations for the
                    year ended June 30, 1995 and the nine months ended
                    March 31, 1996 (Unaudited)
                  Notes to Pro Forma Condensed Combined Statements of
                    Operations (Unaudited)

CHARTERED ACCOUNTANTS
Canadian Member Firm of
Grant Thornton International

AUDITORS' REPORT

To the Directors of
Spectro Electric Inc.

We have audited the balance sheet of Spectro Electric Inc. as at December 31, 1995, and the statements of operations and deficit and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1995 and the results of its operations and cash flow for the year then ended in accordance with accounting principles generally accepted in the United States.

Markham, Canada
February 14, 1996, except as                               /s/ Doane Raymond
to Note 16, which is as of May 1, 1996                     Chartered Accountants

Suite 400
7030 Woodbine Ave.
Markham
Ontario
L3R 6G2
Tel: (905) 475-1100
Fax: (905) 475-8906

                             SPECTRO ELECTRIC INC.

                                 BALANCE SHEET

                        (Expressed in Canadian Dollars)
                               December 31, 1995

                                      ASSETS
Current
  Cash......................................................................  Cdn.$     6,911
  Receivables (Note 3)......................................................        1,455,097
  Inventories (Note 4)......................................................        2,642,680
  Prepaid expenses and deposits.............................................           66,569
                                                                                  -----------
                                                                                    4,171,257
Other
  Prepaid pension costs (Note 5)............................................          141,018
Fixed assets (Note 6).......................................................          124,287
                                                                                  -----------
                                                                              Cdn.$ 4,436,562
                                                                                  ===========
                                    LIABILITIES
Current
  Bank indebtedness (Note 7)................................................  Cdn.$ 1,839,198
  Payables and accruals (Note 8)............................................        1,461,716
  Capital and other taxes...................................................           14,452
                                                                                  -----------
                                                                                    3,315,366
                                                                                  -----------
SHAREHOLDER'S EQUITY
  Capital stock (Note 9)....................................................        6,200,001
  Deficit...................................................................       (5,078,805)
                                                                                  -----------
                                                                                    1,121,196
                                                                                  -----------
                                                                              Cdn.$ 4,436,562
                                                                                  ===========
Commitments (Note 10)
Contingent liabilities (Note 11)

See accompanying notes to the financial statements.

                             SPECTRO ELECTRIC INC.

                      STATEMENTS OF OPERATIONS AND DEFICIT

                        (Expressed in Canadian Dollars)
                          Year Ended December 31, 1995

Sales.......................................................................     Cdn$ 9,341,710
                                                                                    -----------
Cost of sales
  Inventories, beginning of year............................................          2,558,200
  Purchases.................................................................          6,436,867
                                                                                    -----------
                                                                                      8,995,067
  Inventories, end of year..................................................          2,501,513
                                                                                    -----------
                                                                                      6,493,554
                                                                                    -----------
Gross profit................................................................          2,848,156
Selling, general and administrative expenses................................          2,767,455
  Restructuring charges (Note 12)...........................................            497,266
                                                                                    -----------
Loss before the undernoted and income taxes.................................           (416,565)
  Interest expense..........................................................           (173,121)
  Other income..............................................................              3,408
                                                                                    -----------
Loss before income taxes....................................................           (586,278)
Income taxes (recoveries) (Note 13).........................................             (8,977)
                                                                                    -----------
Net loss....................................................................      Cdn$ (577,301)
                                                                                    ===========
Deficit, beginning of year..................................................     Cdn$(4,501,504)
Net loss....................................................................           (577,301)
                                                                                    -----------
Deficit, end of year........................................................     Cdn$(5,078,805)
                                                                                    ===========

See accompanying notes to the financial statements.

                             SPECTRO ELECTRIC INC.

                            STATEMENTS OF CASH FLOW

                        (Expressed in Canadian Dollars)
                          Year Ended December 31, 1995

OPERATING ACTIVITIES
  Net loss...................................................................       Cdn.$    (577,301)
  Depreciation and amortization..............................................                  68,412
  Write-off of leasehold improvement.........................................                  22,000
  Changes in assets and liabilities
     Receivables.............................................................                 241,629
     Inventories.............................................................                  78,128
     Capital and other taxes.................................................                 (16,620)
     Prepaid expenses and deposits...........................................                 262,662
     Payables and accruals...................................................                (451,685)
                                                                                        -------------
     Net cash used in operating activities...................................                (372,775)
                                                                                        -------------
FINANCING ACTIVITIES
  Prepaid pension costs......................................................                  (8,223)
  Proceeds of bank borrowings -- net.........................................                 384,842
                                                                                        -------------
          Net cash provided by financing activities..........................                 376,619
                                                                                        -------------
INVESTING ACTIVITIES
  Purchase of fixed assets...................................................                  (9,240)
  Proceeds from sale of fixed assets.........................................                   9,995
                                                                                        -------------
          Net cash provided by investing activities..........................                     755
                                                                                        -------------
  Net increase in cash.......................................................                   4,599
  Cash, beginning of year....................................................                   2,312
                                                                                        -------------
  Cash, end of year..........................................................       Cdn.$       6,911
                                                                                        =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the year for interest.....................................       Cdn.$     173,121

See accompanying notes to the financial statements.

                             SPECTRO ELECTRIC INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                        (Expressed in Canadian Dollars)
                               December 31, 1995

1.  OWNERSHIP

     During the period under audit Spectro Electric Inc. (the Company) was a wholly owned subsidiary of Sequel Industries Inc.

2.  ACCOUNTING POLICIES

     The Company's principal business activity is the wholesale distribution of lighting products.

  (A) INVENTORIES

     Inventories are valued at the lower of cost or net realizable value. Cost is determined on a moving weighted average basis.

  (B) DEPRECIATION AND AMORTIZATION

     Rates and bases of depreciation applied to write-off the cost less estimated salvage value of property and equipment over their estimated lives are as follows.

Computer                   30% straight-line
Office furniture           20% declining balance
Equipment                  20% declining balance
Vehicles                   30% declining balance
                           -- straight-line over the term of the
Leasehold improvements     lease

  (C) FOREIGN CURRENCY TRANSACTIONS

     Transactions in foreign currencies are recorded in Canadian dollars at the rates of exchange prevailing on the date of transactions. Current assets and liabilities at the year end are translated into Canadian dollars at the rates of exchange prevailing on that date. Exchange gains and losses are reflected in income.

  (D) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying values of cash, trade receivables and accounts payable approximate fair value due to the short term maturities of these instruments.

  (E) USE OF ESTIMATES

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. RECEIVABLES

    Trade................................................................  Cdn.$ 1,425,287
    Other................................................................           29,810
                                                                            --------------
                                                                           Cdn.$ 1,455,097
                                                                            ==============

                             SPECTRO ELECTRIC INC.

                        (Expressed in Canadian Dollars)
                               December 31, 1995

4. INVENTORIES

    On hand..............................................................  Cdn.$ 2,501,513
    Goods in transit.....................................................          141,167
                                                                            --------------
                                                                           Cdn.$ 2,642,680
                                                                            ==============

5. PENSION PLAN AND PREPAID PENSION COSTS

     The Company maintains a defined contribution pension plan which covers all employees who have completed two years of service with the Company. Employees are not required to contribute to the plan. The Company contributes 1% of the employee earnings plus a portion of the profits of the Company. The proportion of the profits, up to a maximum of 4%, is determined each year by the Company's board of directors. The cost of the pension benefits to be provided in exchange for services rendered during the year under this plan was $5,885.

     The Company's 1995 required contributions were met from prepaid pension costs and future required contributions will also be discharged from the prepaid amount, subject to any limitation imposed by the Pension Commission of Ontario, until such time as it has been fully amortized. Thereafter, the Company will recommence making required employer contributions in accordance with the above.

6. FIXED ASSETS

                                                              ACCUMULATED          NET
                                                 COST         DEPRECIATION      BOOK VALUE
                                             -------------    ------------     ------------
    Computer...............................  Cdn.$ 266,663    Cdn.$218,133     Cdn.$ 48,530
    Office furniture.......................        239,907         210,045           29,862
    Equipment..............................        188,865         148,101           40,764
    Vehicles...............................          4,805           4,805               --
    Leasehold improvements.................         52,992          47,861            5,131
                                              ------------    ------------     ------------
                                             Cdn.$ 753,232    Cdn.$628,945     Cdn.$124,287
                                              ============    ============     ============

     Included in the amount charged for depreciation and amortization for the year is a write off of computer and software equipment totalling $39,489.

7.  BANK INDEBTEDNESS

     As security for bank indebtedness and letters of credit (Note 8), the Company has pledged receivables and inventories, assigned fire insurance proceeds and issued a demand debenture providing a floating charge on all assets.

     The loan agreement with the bank contains restrictive covenants with respect to working capital levels, minimum tangible net worth, and maintenance of certain financial ratios. As at December 31, 1995, the Company's financial position did not satisfy certain of these covenants and, accordingly, the bank indebtedness is classified as a current liability.

8.  PAYABLES AND ACCRUALS

     This includes Cdn.$141,245 owed to trade suppliers which are secured by letters of credit.

                             SPECTRO ELECTRIC INC.

                        (Expressed in Canadian Dollars)
                               December 31, 1995

9.  CAPITAL STOCK

    Authorized:
      Unlimited 7% non-voting, non-cumulative first preference shares
      4,000         7% non-voting, non-cumulative second preference
                    shares
      9,000,000     Common shares
    Issued:
         1,000,000  First preference shares..............................  Cdn.$3,000,000
         9,000,000  Common shares........................................       3,200,001
                                                                           --------------
                                                                           Cdn.$6,200,001
                                                                            =============

10. COMMITMENTS

     The Company rents premises and equipment under long-term leases which expire at various dates up to 1999 and for which minimum rentals total Cdn.$182,300. Annual minimum rentals under these leases to date of expiry are as follows:

                                          PREMISES
                                ----------------------------
                                HEAD OFFICE       BRANCHES        EQUIPMENT          TOTAL
                                -----------     ------------     -----------     -------------
    1996......................  Cdn.$50,500     Cdn.$ 51,600     Cdn.$ 5,700     Cdn.$ 107,800
    1997......................           --           51,600           4,500            56,100
    1998......................           --           11,700           4,500            16,200
    1999......................           --               --           2,200             2,200
                                -----------     ------------     -----------      ------------
                                Cdn.$50,500     Cdn.$114,900     Cdn.$16,900     Cdn.$ 182,300
                                ===========     ============     ===========      ============

     On January 10, 1996 the Company was given notice by the landlord of its Toronto head office and warehouse facilities of termination of lease, effective April 10, 1996.

11. CONTINGENT LIABILITIES

     a) Unlimited guarantee issued to parent Company's bankers. At December 31, 1995 that Company's bank indebtedness amounted to Cdn.$389,812 together with interest of Cdn.$69,303 accrued to that date.

     b) Outstanding letters of credit amounting to Cdn.$100,645.

     c) During 1994, a Receiver Manager was appointed for a partnership in which the Company had an indirect interest and which was disposed of during 1991. The Company is unable to determine the extent, if any, for which it may be liable for any of the liabilities of the partnership.

                             SPECTRO ELECTRIC INC.

                        (Expressed in Canadian Dollars)
                               December 31, 1995

12. RESTRUCTURING CHARGES

     During 1994 the Company initiated a restructuring plan to reduce costs and consolidate facilities. These charges are comprised of the following:

    Lease cancellations and other related costs...........................  Cdn.$ 442,705
    Writedown of leaseholds...............................................         22,000
    Employee termination and related costs................................         18,296
    Relocation expenses...................................................         14,265
                                                                             ------------
                                                                            Cdn.$ 497,266
                                                                             ============

13.  LOSSES

     The Company has recorded deferred taxes for the income tax benefits of net operating loss carryforwards. These losses which aggregate Cdn.$1,772,000 are available to reduce taxable income in future years and will expire as follows:

        1999..........................................................  Cdn.$181,000
        2000..........................................................  Cdn.$452,000
        2001..........................................................  Cdn.$605,000
        2002..........................................................  Cdn.$534,000

     Due to historical losses, a valuation allowance of Cdn.$790,000 has been recorded which offsets the entire amount of the deferred taxes related to the net operating loss carryforwards.

14.  RELATED PARTY TRANSACTION

     A management fee of Cdn.$249,500 was paid to Sequel Industuries, Inc. for management advisory services.

15.  CONCENTRATION OF CREDIT RISK

     The Company sells on credit terms to its customers, all of whom are located in Canada. No single customer represented more than 10% of the Company sales in 1995.

16.  SUBSEQUENT EVENTS

     On February 5, 1996, the bank made a formal demand for repayment of the bank indebtedness of the Company amounting to Cdn.$2,088,285 as at February 2, 1996. The bank also made a formal demand for immediate payment of the Company's indebtedness under a guarantee of the bank indebtedness of the Company's parent company amounting to Cdn.$389,812 as at February 2, 1996, together with interest of Cdn.$72,012 accrued to that date.

     On March 7, 1996, the bank appointed an agent, pursuant to certain hypothetications to take control of the collateral provided by the Company's parent. The right, title and interest of the bank in the shares of the Company pledged, being all the issued and outstanding shares of the Company were sold on March 25, 1996 to Advanced Lighting Technologies Inc. ("ADLT") on an "as is basis." The consideration comprised the purchase price of the shares and the purchase payment for the security held by the bank against the Company together with the debt of the Company to the bank.

     Following the above transaction, the Company became an indirect wholly owned subsidiary of ADLT, a company listed on the Nasdaq stock market's national market.

SPECTRO ELECTRIC INC.
BALANCE SHEET
(Unaudited)
(Expressed in Canadian Dollars)

March 31                                               1995                1996
- --------                                               ----                ----
ASSETS
Current
  Cash                                          Cdn.$    2,200      Cdn.$    2,578
  Receivables (Note 3)                               1,749,205           1,485,260
  Receivable from related company                           --              23,305
  Inventories (Note 4)                               2,548,236           2,905,392
  Prepaid expenses and deposits                        387,532              53,406
                                                    ----------          ----------
                                                     4,687,173           4,469,941
Other
  Prepaid pension costs (Note 5)                       135,026             140,496

Fixed assets (Note 6)                                  201,124             111,581
                                                    ----------          ----------
                                                Cdn.$5,023,323      Cdn.$4,722,018
                                                    ==========          ==========
LIABILITIES
Current
  Bank indebtedness (Note 7)                    Cdn.$1,625,542      Cdn.$  208,685
  Payables and accruals                              1,633,495             724,531
  Payable to related party                                  --             548,564
  Capital and other taxes                               18,560              14,336
                                                    ----------          ----------
                                                     3,277,597           1,496,116

Loan from parent company (Note 8)                           --           2,036,649
                                                    ----------          ----------
                                                     3.277,597           3,532,765

SHAREHOLDER'S EQUITY
Capital stock (Note 9)                               6,200,001           6,200,001
Deficit                                             (4,454,275)         (5,010,748)
                                                    ----------          ----------
                                                     1,745,726           1,189,253
                                                    ----------          ----------

                                                Cdn.$5,023,323      Cdn.$4,722,018
                                                    ==========          ==========
Commitments (Note 10)
Contingent liabilities (Note 11)


See accompanying notes to financial statements (unaudited).

SPECTRO ELECTRIC INC.
STATEMENTS OF OPERATIONS AND DEFICIT
(Unaudited)
(Expressed in Canadian Dollars)

                                                  THREE MONTHS            THREE MONTHS
                                                      ENDED                   ENDED
                                                 MARCH 31, 1995          MARCH 31, 1996
                                                 --------------          --------------
Sales                                           Cdn.$ 2,600,163         Cdn.$ 2,359,074
                                                    -----------             -----------

Cost of sales
  Inventories, beginning of period                    2,558,200               2,501,513
  Purchases                                           1,686,416               1,695,287
                                                    -----------             -----------
                                                      4,244,616               4,196,800
  Inventories, end of period                          2,434,401               2,622,624
                                                    -----------             -----------
                                                      1,810,215               1,574,176
                                                    -----------             -----------

Gross profit                                            789,948                 784,898

Selling, general and administrative expense             709,591       s         675,640
                                                    -----------             -----------

Earnings before the undernoted and income taxes          80,357                 109,258

Interest expense                                         42,105                  41,201
                                                    -----------             -----------

Earnings before income taxes                             38,252                  68,057

Income taxes (recoveries) - (Note 12)                    (8,977)                      -
                                                    -----------             -----------
Net earnings                                    Cdn.$    47,229         Cdn.$    68,057
                                                    ===========             ===========

Deficit, beginning of period                    Cdn.$(4,501,504)        Cdn.$(5,078,805)

Net earnings                                             47,229                  68,057
                                                    -----------             -----------

Deficit, end of period                          Cdn.$(4,454,275)        Cdn.$(5,010,748)
                                                    ===========             ===========



             See accompanying notes to the financial statements (unaudited).

SPECTRO ELECTRIC INC.
STATEMENT OF CASH FLOWS
(Unaudited)
(Expressed in Canadian Dollars)

                       Period ended March 31
                                                               THREE MONTHS          THREE MONTHS
                                                                   ENDED                 ENDED
                                                              MARCH 31, 1995        MARCH 31, 1996
                                                              --------------        --------------
OPERATING ACTIVITIES
  Net earnings                                               Cdn.$    47,229       Cdn.$    68,057
  Depreciation and amortization                                       18,612                15,955
  Changes in assets and liabilities
    Receivables                                                      (52,479)              (30,163)
    Inventories                                                      172,572              (262,712)
    Income taxes                                                     (12,512)                 (116)
    Prepaid expenses and deposits                                    (58,301)               13,163
    Payables and accrual                                            (279,906)             (737,185)
    Receivable from/payable to related party                              --               525,259
                                                                 -----------           -----------
        Net cash used in operating activities                       (164,785)             (407,742)
                                                                 -----------           -----------

FINANCING ACTIVITIES
  Prepaid pension costs                                               (2,231)                  522
  Proceeds (repayments) of bank borrowings - net                     171,186            (1,630,513)
  Advances from parent company                                            --             2,036,649
                                                                  ----------            ----------
        Net cash provided by financing activities                    168,955               406,658
                                                                  ----------            ----------

INVESTING ACTIVITIES
  Purchase of fixed assets                                            (4,282)               (3,249)
                                                                  ----------            ----------
        Net cash used in investing activities                         (4,282)               (3,249)
                                                                  ----------            ----------

Net (decrease) increase in cash                                         (112)               (4,333)

Cash, beginning of period                                              2,312                 6,911
                                                                  ----------            ----------

Cash, end of period                                           Cdn.$    2,200        Cdn.$    2,578
                                                                  ==========            ==========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest                      Cdn.$   42,105        Cdn.$   41,201


             See accompanying notes to the financial statements (unaudited).

SPECTRO ELECTRIC INC.
NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)
(Expressed in Canadian Dollars)
March 31, 1996

1.  OWNERSHIP

Effective March 25, 1996, the Company became a wholly-owned subsidiary of Advanced Lighting Technologies Inc. ("ADLT").

2.  ACCOUNTING POLICIES

The Company's principal business activity is the wholesale distribution of lighting product.

a)  INVENTORIES

Inventories are valued at the lower of cost or net realizable value. Cost is determined on a moving weighted average basis.

b)  DEPRECIATION AND AMORTIZATION

Rates and bases of depreciation applied to write-off the cost less estimated salvage value of property and equipment over their estimated lives are as follows:

    Computer                    30% straight-line
    Office furniture            20% declining balance
    Equipment                   20% declining balance
    Vehicles                    30% declining balance
    Leasehold improvements       -  straight-line over the term of the lease

c)  FOREIGN CURRENCY TRANSACTIONS

Transactions in foreign currencies are recorded in Canadian dollars at the rates of exchange prevailing on the date of transactions. Current assets and liabilities at the period end are translated into Canadian dollars at the rates of exchange prevailing on that date. Exchange gains and losses are reflected in income.

d)  FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values of cash, trade receivables and accounts payable approximate fair value due to the short term maturities of these instruments.

e)  USE OF ESTIMATES

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

SPECTRO ELECTRIC INC.
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
(Expressed in Canadian Dollars)

March 31, 1996

3.  RECEIVABLES
                                                         March 31,         March, 31
                                                           1995               1996
                                                     ---------------    ---------------
Trade                                                Cdn.$ 1,712,764    Cdn.$ 1,467,229
Other                                                         36,441             18,031
                                                         -----------        -----------

                                                     Cdn.$ 1,749,205    Cdn.$ 1,485,260
                                                         ===========        ===========

4.  INVENTORIES

                                                           1995               1996
                                                     ---------------    ---------------
On hand                                              Cdn.$ 2,434,401    Cdn.$ 2,622,624
Goods in transit                                             113,835            282,768
                                                         -----------        -----------

                                                     Cdn.$ 2,548,236    Cdn.$ 2,905,392
                                                         ===========        ===========


5.  PENSION PLAN AND PREPAID PENSION COSTS

The Company maintains a defined contribution pension plan which covers all employees who have completed two years of service with the Company. Employees are not required to contribute to the plan. The Company contributes 1% of the employee earnings plus a portion of the profits of the Company. The proportion of the profits, up to a maximum of 4%, is determined each year by the Company's board of directors. The cost of the pension benefits to be provided in exchange for services rendered during the three months ended March 31, 1996 under this plan was Cdn.$1,506 (three months ended March 31, 1995 -- Cdn.$1,295).

The Company's 1996 and 1995 required contributions were met from prepaid pension costs and future required contributions will also be discharged from the prepaid amount, subject to any limitation imposed by the Pension Commission of Ontario, until such time as it has been fully amortized. Thereafter, the Company will recommence making required employer contributions in accordance with the above.

6.  FIXED ASSETS                                                 March 31,           March 31,
                                                                   1995                 1996
                                                                -----------          ----------
                                             Accumulated               NET                  NET
                                   Cost     Depreciation        BOOK VALUE           BOOK VALUE
                                   ----     ------------        -----------          ----------
Computer                  Cdn.$ 269,912    Cdn.$ 228,468     Cdn.$  78,206        Cdn.$  41,444
Office furniture                239,907          211,545            34,276               28,362
Equipment                       188,865          150,171            51,210               38,694
Vehicles                              -                -                 -                    -
Leasehold improvements            5,735            2,654            37,432                3,081
                              ---------        ---------         ---------            ---------
                          Cdn.$ 704,419    Cdn.$ 592,838     Cdn.$ 201,124        Cdn.$ 111,581
                              =========        =========         =========            =========


SPECTRO ELECTRIC INC.
NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)
(Expressed in Canadian Dollars)
March 31, 1996

7.  BANK INDEBTEDNESS

On March 7, 1996, the bank appointed an agent, pursuant to certain hypothecations to take control of the collateral provided by the Company's former parent, Sequel Industries Inc. The right, title and interest of the bank in the shares of the Company pledged, being all the issue and outstanding shares of the Company were sold on March 25, 1996 for $2,168,000 on an "as is basis". This consideration comprised the purchase price for shares and the purchase payment for the security held by the bank against the Company together with the debt of the Company to the bank.

The bank indebtedness at March 31, 1996 of $208,685 consisted of an unsecured bank overdraft of $77,400 and outstanding cheques in excess of cash balance totalling $131,285.

8.  LOANS PAYABLE TO PARENT - ADLT

Purchase of debt held by the bank against the Company -- refer to Note 7 above. As part of the purchase transaction the bank assigned its security to ADLT, part of which consists of general assignments of book debts and a $1,000,000 demand debenture providing a floating charge on all assets. The balance due to ADLT at March 31, 1996 is Cdn.$2,036,649.


9.  CAPITAL STOCK

                                                                   1995                   1996
                                                                -----------            -----------
Authorized:
    Unlimited 7% non-voting, non-cumulative first
     preference shares
         4,000  7% non-voting, non-cumulative
                 second preference shares
     9,000,000  Common shares
Issued:
     1,000,000  First preference shares                     Cdn.$ 3,000,001        Cdn.$ 3,000,001
     9,000,000  Common shares                                     3,200,000              3,200,000
                                                                -----------            -----------

                                                            Cdn.$ 6,200,001        Cdn.$ 6,200,001
                                                                ===========            ===========


SPECTRO ELECTRIC INC.
NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)
(Expressed in Canadian Dollars)
March 31, 1996

10.  COMMITMENTS

The Company rents premises and equipment under long-term leases which expire at various dates up to 1999 and for which minimum rentals total $319,300. Annual minimum rentals under these leases to date of expiry are as follows:


                                        Premises
                                        --------
                             Head Office             Branches          Equipment              Total
                             -----------             --------          ---------              -----
March 1997                Cdn.$   56,500        Cdn.$  51,600       Cdn.$  4,500      Cdn.$ 112,600
March 1998                        66,800               45,600              4,500            116,900
March 1999                        72,400                4,700              4,500             81,600
March 2000                         6,000                    -              2,200              8,200
                               ---------            ---------           --------          ---------

                          Cdn.$  201,700        Cdn.$ 101,900       Cdn.$ 15,700      Cdn.$ 319,300
                               =========            =========           ========          =========

11.  CONTINGENT LIABILITIES

During 1994, a Receiver Manager was appointed for a partnership in which the Company had an indirect interest and which was disposed of during 1991. The Company is unable to determine the extent, if any, for which it may be liable for any of the liabilities of the partnership.

12.  LOSSES

The Company has recorded deferred taxes for the income tax benefits of net operating loss carryforwards. These losses, which aggregate Cdn.$1,704,000 are available to reduce taxable income in future years and will expire as follows:


    1999                                Cdn.$113,000
    2000                                     452,000
    2001                                     605,000
    2002                                     534,000


Due to historical losses, a valuation allowance of Cdn.$760,000 has been recorded which offsets the entire amount of the deferred taxes related to the net operating loss carryforwards.

SPECTRO ELECTRIC INC.
NOTES TO THE FINANCIAL STATEMENTS
(Unaudited)
(Expressed in Canadian Dollars)
March 31, 1996

13.  RELATED PARTY TRANSACTIONS

(a) Purchase of goods from an affiliated company during the period March 25 to March 31, 1996 totalled Cdn.$21,700.

(b) Management fee of Cdn.$65,640 in the three months ended March 31, 1996 (Cdn $61,500 in the three months ended March 31, 1995) was paid to the former parent company for management advisory services.

14.  CONCENTRATION OF CREDIT RISK

The Company sells on credit terms to its customers, all of whom are located in Canada. No single customer represented more than 10% of the Company sales in the three months ended March 31, 1996.

                ADVANCED LIGHTING TECHNOLOGIES, INC. ("ADLT")

      PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)

        (In thousands of U.S. dollars, except per share dollar amounts)

     The following pro forma condensed combined statements of operations (unaudited) for the year ended June 30, 1995, and the nine months ended March 31, 1996, have been prepared to reflect the results of operations of Advanced Lighting Technologies, Inc. ("ADLT") as if the acquisition of Spectro Electric Inc. ("Spectro") occurred on July 1, 1994.

                                                            For the Year Ended June 30, 1995
                                                    ------------------------------------------------
                                                        HISTORICAL                 PRO FORMA
                                                    -------------------     ------------------------
                                                     ADLT       SPECTRO     ADJUSTMENTS     COMBINED
                                                    -------     -------     -----------     --------
Net sales.........................................  $40,767     $ 7,531        $(429)(a)    $47,869
Costs and expenses:
  Cost of sales...................................   21,899       5,452         (442)(b)     26,909
  Selling, general and administrative.............   11,833       2,150           --         13,983
  Research and development........................    1,673          --           --          1,673
  Restructuring...................................     (121)        254           --            133
                                                    -------      ------        -----        -------
                                                     35,284       7,856         (442)        42,698
                                                    -------      ------        -----        -------
Income (loss) from operations.....................    5,483        (325)          13          5,171
Interest expense..................................    2,129         129           --          2,258
                                                    -------      ------        -----        -------
Income (loss) from continuing operations before
  income taxes....................................    3,354        (454)          13          2,913
Income taxes......................................      212          (6)          --            206
                                                    -------      ------        -----        -------
Income (loss) from continuing operations..........  $ 3,142     $  (448)       $  13        $ 2,707
                                                    =======      ======        =====        =======
Income per common share from continuing
  operations......................................  $  0.10 (c)                             $  0.04 (c)
                                                    =======                                 =======
Shares used for computing per share amounts.......    7,818                                   7,868 (d)
                                                    =======                                 =======


                                                        For the Nine Months Ended March 31, 1996
                                                    ------------------------------------------------
                                                        HISTORICAL                 PRO FORMA
                                                    -------------------     ------------------------
                                                     ADLT       SPECTRO     ADJUSTMENTS     COMBINED
                                                    -------     -------     -----------     --------
Net sales.........................................  $37,295     $ 5,002        $(908)(a)(d) $41,389
Costs and expenses:
  Cost of sales...................................   19,957       3,375         (754)(b)(d)  22,578
  Selling, general and administrative.............   10,259       1,480          (48)(e)     11,691
  Research and development........................    1,714          --           --          1,714
  Noncash settlement of claim.....................    2,732          --           --          2,732
  Restructuring...................................       --         182           --            182
                                                    -------      ------        -----        -------
                                                     34,662       5,037         (802)        38,897
                                                    -------      ------        -----        -------
Income (loss) from operations.....................    2,633         (35)        (106)         2,492
Interest expense..................................    1,150          94           --          1,244
                                                    -------      ------        -----        -------
Income (loss) from continuing operations before
  income taxes....................................    1,483        (129)        (106)         1,248
Income taxes......................................      525          --           --            525
                                                    -------      ------        -----        -------
Income (loss) from continuing operations..........  $   958     $  (129)       $(106)       $   723
                                                    =======      ======        =====        =======
Loss per common shares from continuing
  operations......................................  $ (0.04) (f)                            $ (0.07) (f)
                                                    =======                                 =======
Shares used for computing per share amounts.......    8,999                                   9,048 (d)
                                                    =======                                 =======

See Notes to Pro Forma Condensed Combined Financial Statements of
Operations (Unaudited)

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

  NOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

     The unaudited pro forma information is based on (i) ADLT's audited combined statement of operations for year ended June 30, 1995 and unaudited consolidated statement of operations for the nine months ended March 31, 1996 and (ii) historical financial information for the comparable periods derived from Spectro's audited financial statements for the years ended December 31, 1995 and 1994 and Spectro's unaudited statement of operations for the three months ended March 31, 1996. The financial statements of Spectro, expressed in Canadian dollars, have been translated to U.S. dollars using the principles of Statement of Financial Accounting Standard No. 52, Foreign Currency Translation. The acquisition of Spectro occurred on March 25, 1996, and, accordingly, Spectro is included in the consolidated balance sheet of ADLT as of March 31, 1996. Consequently, a pro forma balance sheet is not required. The acquisition was accounted for as a purchase business combination.

     The pro forma condensed combined statements of operations do not purport to be indicative of the combined results of operations that actually would have occurred if the acquisition of Spectro had been effected on July 1, 1994 or the expected results of operations that may be achieved in the future.

The pro forma adjustments are made to reflect:

        (a) The elimination of sales from ADLT to Spectro

        (b) The elimination of cost of sales and intercompany profit related to Spectro purchases from ADLT

        (c) Income per common share from containing operations, on both a historical and pro forma combined basis, is based upon income from continuing operations attributable to common shareholders after having been decreased by preferred share dividends of $58 and increases in the value of warrants aggregating $2,302.

        (d) Includes weighted-average common shares contingently issuable in connection with the acquistion.

        (e) The elimination of operations of Spectro included in both Spectro's statement of operations and ADLT's consolidated statement of operations from March 25, 1996 to March 31, 1996.

        (f) Income per common share from continuing operations for the nine months ended March 31, 1996, on both a historical and pro forma combined basis, is based upon income from continuing operations attributable to common shareholders after having been decreased by increases in the value of warrants aggregating $1,350.

ITEM 8.  CHANGE IN FISCAL YEAR.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADVANCED LIGHTING TECHNOLOGIES, INC.
                                                (Registrant)


Date:  June 10, 1996                        By: /S/ Louis S. Fisi
                                               ---------------------------------
                                                    Louis S. Fisi
                                                    Executive Vice President and
                                                    Chief Financial Officer






















3190\030
09AA.8-K

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.      DESCRIPTION OF EXHIBITS                                          PAGE NO.
- ---------------------------------------------------------------------------------------------
10.1             Letter Agreement between Venture Lighting International, Inc.
                 and the Bank of Nova Scotia dated March 11, 1996 regarding the purchase of capital stock and certain indebtedness of Spectro
                 Electric, Inc. incorporated herein by reference to Exhibit 10.2 of the Company's Quarterly Report on Form 10-Q for the
                 quarterly period ended March 31, 1996.

23.1             Consent of Doane Raymond, Independent Auditors







CH&S FILE COPY 3190\030
09aa.8-k